UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2006 (May 9, 2006)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On May 11, 2006, O’Charley’s Inc. issued a press release announcing its earnings results for the 16-week period ending April 16, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
     On May 11, 2006, O’Charley’s Inc. issued a press release announcing its earnings results for the 16-week period ending April 16, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
     On May 9, 2006, O’Charley’s Inc. issued a press release announcing the hiring of Lawrence D. (Larry) Taylor as the company’s chief supply chain officer; Colin Daly as senior corporate counsel; and Melissa Thompson as vice president of corporate communications. A copy of the press release is furnished herewith as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
     99.1   Press Release dated May 11, 2006.
     99.2   Press Release dated May 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: May 15, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 11, 2006.
99.2	Press Release dated May 9, 2006.

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